United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4743

(Investment Company Act File Number)

Federated Equity Income Fund, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/2011

Date of Reporting Period: 11/30/2011

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2011

Share Class	Ticker
A	LEIFX
B	LEIBX
C	LEICX
F	LFEIX

Federated Equity Income Fund, Inc.

Fund Established 1986

Dear Valued Shareholder,

I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2010 through November 30, 2011. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.

In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.

Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.

Sincerely,

J. Christopher Donahue, President

Not FDIC Insured May Lose Value No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended November 30, 2011, was 13.28% for Class A Shares, 12.37% for Class B Shares, 12.35% for Class C Shares and 12.97% for Class F Shares. The total return of the Fund's blended index, composed of 90% Russell 1000® Value Index and 10% Bank of America Merrill Lynch 3-Month T-Bill Index (the “Benchmark”),1 returned 5.70% during the 12-month reporting period. The Fund also outperformed the 8.12% total return of the Lipper Equity Income Funds Median.2 The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Benchmark.

The Fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks3 to achieve the Fund's objective to provide above average income and capital appreciation.

The following discussion will focus on the performance of the Fund's Class A Shares. The 13.28% total return of the Class A Shares for the reporting period consisted of 9.97% in price appreciation and 3.31% in reinvested dividends.

MARKET OVERVIEW

During the 12-month reporting period, global equity markets experienced significant volatility. The first quarter of the reporting period was characterized in general by improved equity markets, which were driven by stronger than expected economic data, additional quantitative easing, an extension of the Bush era tax rates, better than expected corporate earnings and increased merger and acquisition activity. However, by the end of first half of 2011, escalating unrest in the Middle East, the catastrophic events in Japan, the United States debt ceiling political debate and the subsequent downgrade by Standard and Poor's of the long term credit rating of the United States and the continued debt issues of certain European countries caused significant headwind for the markets. The month of October 2011 saw a rally which pushed the market back into positive territory for the reporting period. Most of the above concerns, however, did not dissipate and continued to cause market volatility for the remainder of the reporting period.

The S&P 500 Index4 returned 7.83% and the Nasdaq Composite Index5 returned 5.99% for the reporting period. In general, for the full fiscal year, growth stocks outperformed value stocks and defensive stocks outperformed cyclical stocks. The S&P 500 Index's performance in the Utilities, Consumer Staples and Energy sectors dominated weaker performance in the Financials, Materials and Industrials sectors.

Annual Shareholder Report

SECTOR allocation AND SECURITY SELECTION

During the reporting period, the Fund's portfolio managers focused on realization of the Fund's total return and income objectives by purchasing and holding income-producing equity securities with favorable valuation levels. High-yielding and high-quality stocks generally outperformed low-yielding and low-quality stocks during the reporting period, which had a positive influence on the Fund's performance. Large capitalization companies outperformed small capitalization companies during the reporting period, which also benefited the Fund's relative performance during the reporting period.

Sector allocations and stock selection both contributed positively to the overall performance of the Fund. An overweight position (as compared with the Benchmark) in the Utilities sector and underweight position in the Financials sector enhanced the Fund's performance. Detracting from the Fund's performance was stock selection in the Materials sector, but this was more than offset by positive stock selection in the Financials and Information Technology sectors.

During the reporting period, the Fund also invested in equity linked notes. The Fund's investment in equity linked notes was designed to provide above average income as well as allow some participation in the underlying security performance. During the reporting period, the Fund primarily invested in financial sector-related equity linked notes which modestly added to the Fund's overall performance. The Fund also invested in currency options, which were used as a hedge against currency fluctuations for some of the portfolio's international stock holdings. During the reporting period, the hedge detracted slightly from the overall performance of the Fund.

Annual Shareholder Report

1	The Fund's Benchmark is a blended index comprised of the Russell 1000® Value Index and the Bank of America Merrill Lynch 3-Month T-Bill Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Bank of America Merrill Lynch 3-Month T-Bill Index is an unmanaged index tracking short-term government securities. The indexes are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
2	Lipper figures represent the median of total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in a median.
3	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks.
4	The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made directly in an index.
5	The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the Fund, is not affected by cash flows. Investments cannot be made directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT

The Average Annual Total Return table below shows returns for each class averaged over the stated periods. The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Equity Income Fund, Inc. (the “Fund”) from November 30, 2001 to November 30, 2011, compared to the Russell 1000® Value Index (RUS1V)2 and the Fund's blended benchmark, consisting of 90% Russell 1000® Value Index/10% Bank of America Merrill Lynch 3-Month T-Bill Index (90% RUS1V/10% BML3T).2

Average Annual Total Returns for the Period Ended 11/30/2011

(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)

Share Class	1 Year	5 Years	10 Years
Class A Shares	7.04%	-1.21%	3.02%
Class B Shares	6.87%	-1.25%	2.95%
Class C Shares	11.35%	-0.90%	2.80%
Class F Shares	10.86%	-0.59%	3.22%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

Annual Shareholder Report

Growth of a $10,000 Investment – Class A Shares

  Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).

Growth of a $10,000 Investment – Class b Shares

  Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

Annual Shareholder Report

Growth of a $10,000 Investment – Class c Shares

  Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

Growth of a $10,000 Investment – Class f Shares

  Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge, as applicable.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V and the 90% RUS1V/10% BML3T have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The RUS1V and the 90% RUS1V/10% BML3T are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)

At November 30, 2011, the Fund's sector composition1 was as follows:

Sector	Percentage of Total Net Assets
Financials	16.2%
Energy	13.9%
Consumer Discretionary	13.2%
Information Technology	12.9%
Health Care	11.6%
Industrials	10.9%
Materials	7.5%
Utilities	4.8%
Consumer Staples	4.3%
Telecommunication Services	3.7%
Purchased Call Options[2]	0.0%
Cash Equivalents[3]	0.5%
Other Assets and Liabilities — Net[4]	0.5%
TOTAL	100.0%
1	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2	Represents less than 0.1%.
3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments

November 30, 2011

Shares		Value
	COMMON STOCKS – 99.0%
	Consumer Discretionary – 13.2%
104,213	Bob Evans Farms, Inc.	3,489,051
180,415	Comcast Corp., Class A	4,090,008
65,285	Darden Restaurants, Inc.	3,114,747
83,505	Genuine Parts Co.	4,885,043
92,645	Home Depot, Inc.	3,633,537
49,375	Limited Brands, Inc.	2,090,044
98,980	Lowe's Cos., Inc.	2,376,510
28,700	Magna International, Inc., Class A	1,020,285
192,355	Meredith Corp.	5,578,295
96,610	Omnicom Group, Inc.	4,170,654
179,485	Target Corp.	9,458,859
163,610	Time Warner, Inc.	5,696,900
8,125	V.F. Corp.	1,126,856
121,460	Viacom, Inc., Class B	5,436,550
	TOTAL	56,167,339
	Consumer Staples – 4.3%
155,290	Altria Group, Inc.	4,455,270
69,680	Archer-Daniels-Midland Co.	2,098,762
29,355	Lorillard, Inc.	3,276,605
56,735	Philip Morris International, Inc.	4,325,477
99,090	Reynolds American, Inc.	4,147,907
	TOTAL	18,304,021
	Energy – 13.9%
90,075	Chevron Corp.	9,261,512
177,585	ConocoPhillips	12,665,362
65,800	Exxon Mobil Corp.	5,292,952
73,630	Golar LNG Ltd.	3,210,268
267,235	Marathon Oil Corp.	7,471,891
58,055	Marathon Petroleum Corp.	1,938,456
219,710	RPC, Inc.	4,288,739
109,480	Royal Dutch Shell PLC, Class A, ADR	7,663,600
147,940	Seadrill Ltd.	5,160,147
87,235	Valero Energy Corp.	1,942,724
	TOTAL	58,895,651
Annual Shareholder Report

Shares		Value
	Financials – 16.2%
60,463	Ace Ltd.	4,203,992
194,150	Aflac, Inc.	8,433,876
89,280	American Financial Group, Inc.	3,214,080
60,440	Assurant, Inc.	2,371,666
63,050	Chubb Corp.	4,252,092
182,355	Hospitality Properties Trust	4,017,281
258,850	J.P. Morgan Chase & Co.	8,016,584
65,820	MetLife, Inc.	2,072,014
180,720	PNC Financial Services Group	9,796,831
39,800	Prudential Financial, Inc.	2,015,472
335,260	U.S. Bancorp	8,689,939
379,385	Wells Fargo & Co.	9,810,896
99,613	XL Group PLC	2,054,020
	TOTAL	68,948,743
	Health Care – 11.6%
58,790	Abbott Laboratories	3,206,995
127,395	Amgen, Inc.	7,377,444
59,095	Baxter International, Inc.	3,052,848
168,778	Bristol-Myers Squibb Co.	5,522,416
198,120	Eli Lilly & Co.	7,498,842
95,790	GlaxoSmithKline PLC, ADR	4,260,739
209,630	Merck & Co., Inc.	7,494,272
429,570	Pfizer, Inc.	8,621,470
52,090	Teva Pharmaceutical Industries Ltd., ADR	2,063,285
	TOTAL	49,098,311
	Industrials – 10.9%
50,740	CSX Corp.	1,101,565
22,235	Caterpillar, Inc.	2,176,362
13,155	Deere & Co.	1,042,534
1,142,500	General Electric Co.	18,177,175
40,260	Honeywell International, Inc.	2,180,079
76,580	Norfolk Southern Corp.	5,784,853
46,460	Union Pacific Corp.	4,804,429
111,930	United Parcel Service, Inc.	8,030,977
41,620	United Technologies Corp.	3,188,092
	TOTAL	46,486,066
	Information Technology – 12.9%
262,905	Applied Materials, Inc.	2,834,116
Annual Shareholder Report

Shares		Value
112,910	Hewlett-Packard Co.	3,155,835
61,550	IBM Corp.	11,571,400
307,585	Intel Corp.	7,661,942
416,435	Jabil Circuit, Inc.	8,441,137
165,450	KLA-Tencor Corp.	7,627,245
40,555	Maxim Integrated Products, Inc.	1,040,236
29,565	Microchip Technology, Inc.	1,032,114
92,200	Motorola, Inc.	4,302,974
183,190	Seagate Technology, Inc.	3,132,549
30,675	TE Connectivity Ltd.	972,704
386,945	Xerox Corp.	3,153,602
	TOTAL	54,925,854
	Materials – 7.5%
179,264	Dow Chemical Co.	4,967,405
26,630	Freeport-McMoran Copper & Gold, Inc.	1,054,548
120,610	International Paper Co.	3,425,324
90,020	LyondellBasell Industries NV	2,940,953
155,065	Newmont Mining Corp.	10,680,877
69,425	PPG Industries, Inc.	6,092,044
20,045	Rio Tinto PLC, ADR	1,063,788
104,755	Worthington Industries, Inc.	1,842,641
	TOTAL	32,067,580
	Telecommunication Services – 3.7%
255,540	AT&T, Inc.	7,405,549
297,910	Vodafone Group PLC, ADR	8,088,257
	TOTAL	15,493,806
	Utilities – 4.8%
41,100	Ameren Corp.	1,389,591
60,280	American Electric Power Co., Inc.	2,391,910
152,775	CMS Energy Corp.	3,196,053
60,945	DTE Energy Co.	3,208,754
81,695	Integrys Energy Group, Inc.	4,206,476
21,325	National Grid PLC, ADR	1,053,882
158,030	Pepco Holdings, Inc.	3,125,833
96,225	SSE PLC, ADR	1,992,820
	TOTAL	20,565,319
	TOTAL COMMON STOCKS (IDENTIFIED COST $381,204,817)	420,952,690
Annual Shareholder Report

Shares			Value
		Purchased CALL Options – 0.0%
42,300,000		EURO PUT/USD CALL, Exercise Price $1.15, Expiration Date 12/30/2011	12,690
32,900,000		GBP PUT/USD CALL, Exercise Price $1.35, Expiration Date 12/30/2011	3,290
		TOTAL PURCHASED CALL OPTIONS (IDENTIFIED COST $690,547)	15,980
		MUTUAL FUND – 0.5%
2,346,999	[1,2]	Federated Prime Value Obligations Fund, Institutional Shares, 0.20% (AT NET ASSET VALUE)	2,346,999
		TOTAL INVESTMENTS — 99.5% (IDENTIFIED COST $384,242,363)[3]	423,315,669
		OTHER ASSETS AND LIABILITIES - NET — 0.5%[4]	1,969,625
		TOTAL NET ASSETS — 100%	$425,285,294
1	Affiliated holding.
2	7-Day net yield.
3	The cost for federal tax purposes amounts to $386,133,681.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2011.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.

Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund's assets carried at fair value:

Valuation Inputs
	Level 1 — Quoted Prices and Investments in Mutual Funds	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
Domestic	$373,044,105	$ —	$ —	$373,044,105
International	47,908,585	—	—	47,908,585
Purchased Call Options	—	15,980	—	15,980
Mutual Fund	2,346,999	—	—	2,346,999
TOTAL SECURITIES	$423,299,689	$15,980	$ —	$423,315,669

The following acronym is used throughout this portfolio:

ADR	— American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.95	$15.70	$13.94	$21.38	$21.17
Income From Investment Operations:
Net investment income	0.52[1]	0.45[1]	0.47[1]	0.54	0.52
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	1.58	0.28	1.74	(6.76)	0.30
TOTAL FROM INVESTMENT OPERATIONS	2.10	0.73	2.21	(6.22)	0.82
Less Distributions:
Distributions from net investment income	(0.51)	(0.48)	(0.45)	(0.58)	(0.61)
Distributions from net realized gain on investments, written options and foreign currency transactions	—	—	—	(0.64)	—
Return of capital[2]	—	—	—	(0.01)[1]	—
TOTAL DISTRIBUTIONS	(0.51)	(0.48)	(0.45)	(1.23)	(0.61)
Regulatory Settlement Proceeds	—	—	—	0.01[3]	—
Net Asset Value, End of Period	$17.54	$15.95	$15.70	$13.94	$21.38
Total Return[4]	13.28%	4.80%	16.31%	(30.59)%[3]	3.87%
Ratios to Average Net Assets:
Net expenses[5]	1.13%	1.13%	1.13%	1.13%	1.11%
Net investment income	2.98%	2.87%	3.39%	2.91%	2.36%
Expense waiver/reimbursement[6]	0.09%	0.10%	0.14%	0.03%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$344,681	$351,449	$458,581	$479,742	$778,882
Portfolio turnover	123%	109%	118%	121%	101%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.13%, 1.12%, 1.09%, 1.12% and 1.10%, for the years ended November 30, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.93	$15.68	$13.92	$21.35	$21.16
Income From Investment Operations:
Net investment income	0.37[1]	0.32[1]	0.35[1]	0.42	0.38
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	1.59	0.29	1.74	(6.77)	0.25
TOTAL FROM INVESTMENT OPERATIONS	1.96	0.61	2.09	(6.35)	0.63
Less Distributions:
Distributions from net investment income	(0.37)	(0.36)	(0.33)	(0.44)	(0.44)
Distributions from net realized gain on investments, written options and foreign currency transactions	—	—	—	(0.64)	—
Return of capital[2]	—	—	—	(0.01)[1]	—
TOTAL DISTRIBUTIONS	(0.37)	(0.36)	(0.33)	(1.09)	(0.44)
Regulatory Settlement Proceeds	—	—	—	0.01[3]	—
Net Asset Value, End of Period	$17.52	$15.93	$15.68	$13.92	$21.35
Total Return[4]	12.37%	3.97%	15.34%	(31.14)%[3]	2.99%
Ratios to Average Net Assets:
Net expenses[5]	1.96%	1.96%	1.98%	1.90%	1.87%
Net investment income	2.14%	2.04%	2.54%	2.09%	1.58%
Expense waiver/reimbursement[6]	0.01%	0.02%	0.04%	0.02%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$24,097	$27,521	$37,337	$59,106	$159,076
Portfolio turnover	123%	109%	118%	121%	101%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.95%, 1.95%, 1.94%, 1.89%, and 1.86%, for the years ended November 30, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.95	$15.70	$13.93	$21.37	$21.18
Income From Investment Operations:
Net investment income	0.38[1]	0.33[1]	0.35[1]	0.39	0.36
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	1.58	0.28	1.75	(6.75)	0.28
TOTAL FROM INVESTMENT OPERATIONS	1.96	0.61	2.10	(6.36)	0.64
Less Distributions:
Distributions from net investment income	(0.37)	(0.36)	(0.33)	(0.44)	(0.45)
Distributions from net realized gain on investments, written options and foreign currency transactions	—	—	—	(0.64)	—
Return of capital[2]	—	—	—	(0.01)[1]	—
TOTAL DISTRIBUTIONS	(0.37)	(0.36)	(0.33)	(1.09)	(0.45)
Regulatory Settlement Proceeds	—	—	—	0.01[3]	—
Net Asset Value, End of Period	$17.54	$15.95	$15.70	$13.93	$21.37
Total Return[4]	12.35%	3.97%	15.41%	(31.15)%[3]	2.99%
Ratios to Average Net Assets:
Net expenses[5]	1.96%	1.96%	1.98%	1.89%	1.86%
Net investment income	2.15%	2.08%	2.54%	2.14%	1.61%
Expense waiver/reimbursement[6]	0.01%	0.02%	0.04%	0.02%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$33,111	$33,660	$37,621	$37,333	$68,742
Portfolio turnover	123%	109%	118%	121%	101%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.05% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.95%, 1.95%, 1.94%, 1.88%, and 1.85%, for the years ended November 30, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Financial Highlights – Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.96	$15.71	$13.95	$21.39	$21.19
Income From Investment Operations:
Net investment income	0.47[1]	0.41[1]	0.42[1]	0.49	0.48
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	1.59	0.27	1.74	(6.75)	0.28
TOTAL FROM INVESTMENT OPERATIONS	2.06	0.68	2.16	(6.26)	0.76
Less Distributions:
Distributions from net investment income	(0.46)	(0.43)	(0.40)	(0.54)	(0.56)
Distributions from net realized gain on investments, written options and foreign currency transactions	—	—	—	(0.64)	—
Return of capital[2]	—	—	—	(0.01)[1]	—
TOTAL DISTRIBUTIONS	(0.46)	(0.43)	(0.40)	(1.19)	(0.56)
Regulatory Settlement Proceeds	—	—	—	0.01[3]	—
Net Asset Value, End of Period	$17.56	$15.96	$15.71	$13.95	$21.39
Total Return[4]	12.97%	4.45%	15.90%	(30.76)%[3]	3.56%
Ratios to Average Net Assets:
Net expenses[5]	1.46%	1.46%	1.48%	1.39%	1.36%
Net investment income	2.67%	2.58%	3.04%	2.65%	2.09%
Expense waiver/reimbursement[6]	0.01%	0.02%	0.04%	0.02%	0.02%
Supplemental Data:
Net assets, end of period (000 omitted)	$23,396	$22,586	$24,172	$22,615	$38,005
Portfolio turnover	123%	109%	118%	121%	101%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.45%, 1.45%, 1.44%, 1.38%, and 1.35%, for the years ended November 30, 2011, 2010, 2009, 2008 and 2007, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Assets and Liabilities

November 30, 2011

Assets:
Total investments in securities, at value including $2,346,999 of investments in an affiliated holding (Note 5) (identified cost $384,242,363)		$423,315,669
Cash denominated in foreign currencies (identified cost $52)		50
Income receivable		2,571,147
Receivable for investments sold		12,573,573
Receivable for shares sold		188,715
TOTAL ASSETS		438,649,154
Liabilities:
Payable for investment adviser fee (Note 5)	$1,539
Payable for investments purchased	11,832,767
Payable for shares redeemed	1,123,040
Payable for Directors'/Trustees' fees	1,139
Payable for distribution services fee (Note 5)	39,323
Payable for shareholder services fee (Note 5)	96,039
Accrued expenses	270,013
TOTAL LIABILITIES		13,363,860
Net assets for 24,242,794 shares outstanding		$425,285,294
Net Assets Consist of:
Paid-in capital		$533,201,344
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		39,073,304
Accumulated net realized loss on investments, written options and foreign currency transactions		(147,541,643)
Undistributed net investment income		552,289
TOTAL NET ASSETS		$425,285,294
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($344,680,860 ÷ 19,646,533 shares outstanding), $0.01 par value, 500,000,000 shares authorized	$17.54
Offering price per share (100/94.50 of $17.54)	$18.56
Redemption proceeds per share	$17.54
Class B Shares:
Net asset value per share ($24,096,623 ÷ 1,375,445 shares outstanding), $0.01 par value, 500,000,000 shares authorized	$17.52
Offering price per share	$17.52
Redemption proceeds per share (94.50/100 of $17.52)	$16.56
Class C Shares:
Net asset value per share ($33,111,438 ÷ 1,888,132 shares outstanding), $0.01 par value, 500,000,000 shares authorized	$17.54
Offering price per share	$17.54
Redemption proceeds per share (99.00/100 of $17.54)	$17.36
Class F Shares:
Net asset value per share ($23,396,373 ÷ 1,332,684 shares outstanding), $0.01 par value, 500,000,000 shares authorized	$17.56
Offering price per share (100/99.00 of $17.56)	$17.74
Redemption proceeds per share (99.00/100 of $17.56)	$17.38

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Operations

Year Ended November 30, 2011

Investment Income:
Dividends (including $69,676 received from affiliated holdings (Note 5) and net of foreign taxes withheld of $516,368)			$18,351,751
Interest			126
TOTAL INCOME			18,351,877
Expenses:
Investment adviser fee (Note 5)		$2,680,212
Administrative fee (Note 5)		348,913
Custodian fees		24,941
Transfer and dividend disbursing agent fees and expenses		917,271
Directors'/Trustees' fees		13,853
Auditing fees		25,424
Legal fees		6,251
Portfolio accounting fees		125,260
Distribution services fee (Note 5)		523,753
Shareholder services fee (Note 5)		1,101,684
Account administration fee (Note 2)		8,632
Share registration costs		63,139
Printing and postage		68,090
Insurance premiums		4,700
Taxes		19,110
Miscellaneous		16,384
TOTAL EXPENSES		5,947,617
Reimbursements, Waiver and Reduction:
Reimbursement of investment adviser fee (Note 5)	$(26,399)
Waiver of administrative fee (Note 5)	(8,973)
Reimbursement of shareholder services fee (Note 5)	(256,985)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(11,502)
TOTAL REIMBURSEMENTS, WAIVER AND REDUCTION		(303,859)
Net expenses			5,643,758
Net investment income			$12,708,119
Annual Shareholder Report

Statement of Operations — continued
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including realized gain of $2,146,867 on sales of investments in affiliated holdings (Note 5))	$48,504,010
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(5,434,999)
Net realized and unrealized gain on investments and foreign currency transactions	43,069,011
Change in net assets resulting from operations	$55,777,130

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income	$12,708,119	$13,495,529
Net realized gain on investments, written options and foreign currency transactions	48,504,010	27,758,831
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(5,434,999)	(20,620,413)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	55,777,130	20,633,947
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(10,543,188)	(12,039,573)
Class B Shares	(566,298)	(710,630)
Class C Shares	(730,148)	(799,271)
Class F Shares	(633,967)	(633,869)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(12,473,601)	(14,183,343)
Share Transactions:
Proceeds from sale of shares	39,367,647	43,304,366
Net asset value of shares issued to shareholders in payment of distributions declared	11,159,998	12,724,274
Cost of shares redeemed	(103,762,629)	(184,973,797)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(53,234,984)	(128,945,157)
Change in net assets	(9,931,455)	(122,494,553)
Net Assets:
Beginning of period	435,216,749	557,711,302
End of period (including undistributed net investment income of $552,289 and $333,842, respectively)	$425,285,294	$435,216,749

See Notes which are an integral part of the Financial Statements

Annual Shareholder Report

Notes to Financial Statements

November 30, 2011

1. ORGANIZATION

Federated Equity Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide above average income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the “Directors”).
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), which approximates market value.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
  For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Annual Shareholder Report

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair Annual Shareholder Report value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class F Shares may bear distribution services fees, shareholder services fees and account administration fees unique to those classes. For the year ended November 30, 2011, account administration fees for the Fund were as follows:

Account Administration Fees Incurred
Class A Shares	$8,412
Class C Shares	220
TOTAL	$8,632

Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted using the effective interest rate method.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2011, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2011, tax years 2008 through 2011 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Annual Shareholder Report

Foreign Exchange Contracts

The Fund enters into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund enters into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2011, the Fund had no outstanding foreign exchange contracts.

The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $392 and $401, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid Annual Shareholder Report under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Option Contracts

The Fund buys or sells put and call options to maintain flexibility, produce income or hedge. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.

At November 30, 2011, the Fund had no outstanding written option contracts.

The average notional amount of purchased call options held by the Fund throughout the period was $128,202. This is based on amounts held as of each month-end throughout the fiscal period.

Additional Disclosure Related to Derivative Instruments

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2011

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Options Purchased
Foreign exchange contracts	$(674,567)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Annual Shareholder Report

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2011		2010
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,501,125	$26,203,207	2,208,894	$35,000,389
Shares issued to shareholders in payment of distributions declared	549,072	9,479,858	697,000	10,854,670
Shares redeemed	(4,434,452)	(77,498,775)	(10,089,245)	(158,177,133)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,384,255)	$(41,815,710)	(7,183,351)	$(112,322,074)
Year Ended November 30	2011		2010
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	331,663	$5,779,461	247,390	$3,948,773
Shares issued to shareholders in payment of distributions declared	30,641	527,852	42,857	663,798
Shares redeemed	(714,515)	(12,394,712)	(943,841)	(14,779,860)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(352,211)	$(6,087,399)	(653,594)	$(10,167,289)
Year Ended November 30	2011		2010
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	274,963	$4,761,100	153,288	$2,426,538
Shares issued to shareholders in payment of distributions declared	35,239	606,668	42,711	662,087
Shares redeemed	(533,052)	(9,271,879)	(482,035)	(7,612,412)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(222,850)	$(3,904,111)	(286,036)	$(4,523,787)
Year Ended November 30	2011		2010
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	149,739	$2,623,879	120,677	$1,928,666
Shares issued to shareholders in payment of distributions declared	31,601	545,620	34,959	543,719
Shares redeemed	(263,583)	(4,597,263)	(279,672)	(4,404,392)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(82,243)	$(1,427,764)	(124,036)	$(1,932,007)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(3,041,559)	$(53,234,984)	(8,247,017)	$(128,945,157)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions and regulatory settlement proceeds.

Annual Shareholder Report

For the year ended November 30, 2011, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(130,702)	$(16,071)	$146,773

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2011 and 2010, was as follows:

	2011	2010
Ordinary income	$12,473,601	$14,183,343

As of November 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$552,289
Net unrealized appreciation	$37,181,986
Capital loss carryforwards	$(145,650,325)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales.

At November 30, 2011, the cost of investments for federal tax purposes was $386,133,681. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates was $37,181,988. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $43,849,579 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,667,591.

At November 30, 2011, the Fund had a capital loss carryforward of $145,650,325 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$37,015,419
2017	$108,634,906

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As Annual Shareholder Report a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund used capital loss carryforwards of $48,457,049 to offset taxable capital gains realized during the year ended November 30, 2011.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $8,973 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%
Annual Shareholder Report

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2011, distribution services fees for the Fund were as follows:

Distribution Services Fees Incurred
Class B Shares	$202,330
Class C Shares	260,619
Class F Shares	60,804
TOTAL	$523,753

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2011, FSC retained $92,727 of fees paid by the Fund. For the year ended November 30, 2011, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2011, FSC retained $24,195 in sales charges from the sale of Class A Shares. FSC also retained $10,266 of CDSC relating to redemptions of Class B Shares, $421 relating to redemptions of Class C Shares and $2,227 relating to redemptions of Class F Shares.

Shareholder Services Fee

The Fund may pay fees (“Service Fees”) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $2,993 of Service Fees for the year ended November 30, 2011. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for Service Fees. For the year ended November 30, 2011, Service Fees for the Fund were as follows:

	Service Fees Incurred	Service Fees Reimbursed
Class A Shares	$887,461	$(256,985)
Class B Shares	67,443	—
Class C Shares	86,254	—
Class F Shares	60,526	—
TOTAL	$1,101,684	$(256,985)

For the year ended November 30, 2011, FSSC did not receive any fees paid by the Fund.

Annual Shareholder Report

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.13% (the “Fee Limit”), through the later of (the “Termination Date”): (a) January 31, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.

Interfund Transactions

During the year ended November 30, 2011, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $745,567 and $12,175,049, respectively.

General

Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions Involving Affiliated Holdings

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2011, the Adviser reimbursed $26,399. Transactions involving the affiliated holdings during the year ended November 30, 2011, were as follows:

	Federated Prime Value Obligations Fund, Institutional Shares	High Yield Bond Portfolio	Total of Affiliated Transactions
Balance of Shares Held 11/30/2010	5,662,062	1,794,126	7,456,188
Purchases/Additions	243,299,941	—	243,299,941
Sales/Reductions	246,615,004	1,794,126	248,409,130
Balance of Shares Held 11/30/2011	2,346,999	—	2,346,999
Value	$2,346,999	$ —	$2,346,999
Dividend Income	$38,030	$31,646	$69,676
Annual Shareholder Report

6. EXPENSE Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2011, the Fund's expenses were reduced by $11,502 under these arrangements.

7. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2011, were as follows:

Purchases	$523,167,573
Sales	$559,302,082

8. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2011, there were no outstanding loans. During the year ended November 30, 2011, the program was not utilized.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (FASB) released Accounting Standards Update (ASU) No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements.” This ASU amends FASB Accounting Standards Codification (ASC) Topic 860, “Transfers and Servicing”; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-03 is not expected to have a material impact on the Fund's financial statements and the accompanying notes, net assets or results of operations.

In addition, in May 2011, FASB released ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” This ASU amends FASB ASC Topic 820, “Fair Value Measurement,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. This ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-04 is not expected to have a material impact on the Fund's financial statements and the accompanying notes.

Annual Shareholder Report

11. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2011, 100.0% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended November 30, 2011, 94.4% qualify for the dividend received deduction available to corporate shareholders.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF Federated equity income fund, inc.:

We have audited the accompanying statement of assets and liabilities of Federated Equity Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Equity Income Fund, Inc., at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 25, 2012

Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2011 to November 30, 2011.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2011	Ending Account Value 11/30/2011	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$971.00	$5.58
Class B Shares	$1,000	$967.40	$9.67
Class C Shares	$1,000	$967.40	$9.72
Class F Shares	$1,000	$969.90	$7.21
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.40	$5.75
Class B Shares	$1,000	$1,015.24	$9.90
Class C Shares	$1,000	$1,015.19	$9.95
Class F Shares	$1,000	$1,017.75	$7.38
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.13%
Class B Shares	1.96%
Class C Shares	1.97%
Class F Shares	1.46%
Annual Shareholder Report

Board of Directors and Corporation Officers

The Board of Directors is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2011, the Corporation comprised one portfolio(s), and the Federated Fund Family consisted of 43 investment companies (comprising 134 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

Interested DIRECTORS Background

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: June 1986	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.

Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Began serving: June 1986	Principal Occupations: Principal Executive Officer and President of the Federated Fund Family; Director or Trustee of some of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorship Held: Director, Chairman of the Audit Committee, and member of the Compensation Committee, Michael Baker Corporation (architecture, engineering and construction services).

Previous Position: Partner, Andersen Worldwide SC.

Qualifications: Public accounting and director experience.
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Family.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Qualifications: Business management and director experience.
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

Other Directorships Held: Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County.

Previous Position: Pennsylvania Superior Court Judge.

Qualifications: Legal and director experience.
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: August 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Family.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Qualifications: Business management, mutual fund services and director experience.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President, DVC Group, Inc. (marketing, communications and technology).

Qualifications: Banking, business management, education and director experience.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chairman of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College; Board of Directors, Medicines for Humanity; Board of Directors, The Golisano Children's Museum of Naples, Florida.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

Qualifications: Business management, mutual fund, director and investment experience.
John S. Walsh Birth Date: November 28, 1957 Director Began serving: January 1999	Principal Occupations: Director or Trustee, Chairman of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

Qualifications: Business management and director experience.
Annual Shareholder Report

OFFICERS

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: June 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John L. Nichol Birth Date: May 21, 1963 VICE PRESIDENT Began serving: May 2004	Principal Occupations: John L. Nichol has been the Fund's Portfolio Manager since October 2002. He is Vice President of the Corporation. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol has received the Chartered Financial Analyst designation. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract – May 2011

Federated Equity income fund, inc. (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2011. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services (if any) received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional information in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be relevant, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar Annual Shareholder Report mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are relevant in judging the reasonableness of proposed fees.

For the periods covered by the Evaluation, the Fund's performance for the three and five-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees Annual Shareholder Report and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution or elimination of these voluntary waivers.

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation information unreliable. The allocation information was considered in the analysis by the Board but was determined to be of limited use.

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer noted that, considering the totality of the circumstances, and all of the factors referenced within his Evaluation, he had concluded that, subject to comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds are Annual Shareholder Report reasonable and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's website at FederatedInvestors.com. From the home page, select “All” under “Asset Classes.” Select a fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Documents” tab. At the bottom of that page, select “Form N-Q.”

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Equity Income Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

8042506 (1/12)

Federated is a registered trademark of Federated Investors, Inc.
2012  © Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr., Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $26,400

Fiscal year ended 2010 - $25,400

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $24

Travel to Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $3,437 and $0 respectively. Fiscal year ended 2011- Tax preparation fees for fiscal year end 2010.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2011 - $0

Fiscal year ended 2010 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $22,852 and $17,375 respectively. Fiscal year ended 2011 – Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2010 – Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2) Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3) Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2011 – 0%

Fiscal year ended 2010 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) NA

(g) Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2011 - $293,043

Fiscal year ended 2010 - $286,749

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Annual Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Equity Income Fund, Inc.

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date January 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2012

By /S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer

Date January 23, 2012